UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2023

AINOS, INC
(Exact name of registrant as specified in its charter)

Texas	0-20791	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, Ste. 800, San Diego, CA 92108

(858) 869-2986

(Address and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 9, 2023, Ainos, Inc., a Texas corporation (the “Company”), entered into Co-Development Agreement (the “Agreement”) with Nisshinbo Micro Devices Inc., a Japan corporation (“NISD”), and Taiwan Inabata Sangyo Co., Ltd., a Taiwan corporation (“Inabata”).

Pursuant to the Agreement, NISD will outsource development, testing, data verification, and delivery of gas sensor technologies and products to the Company. The Company’s scope of work involves optimization of hardware, firmware, and software and odor data management, development of equipment units in accordance with safety and efficacy standards, product manufacturing and support of Artificial Intelligence (“AI”) analytics. Inabata is responsible for coordinating the co-development effort between Nisshinbo and the Company.

The Agreement reflects the parties’ mutual vision in building the future of volatile organic compound (VOC) sensing in applications such as telehealth, automotives, industrials, and environmental safety. The co-development arrangement is intended to leverage the Company’s artificial intelligence (AI) algorithm and digital nose technologies.

The Company will earn a one-time fee and subsequent per-unit fee for its development services. The Agreement is effective August 9, 2023 and expires on August 31, 2026, subject to normal and customary early termination rights.

Item 7.01 Regulation FD Disclosure

On August 9, 2023 the Company issued a press release relating to the execution of the Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished with this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d) Exhibits

99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ainos, Inc.

Date: August 9, 2023	By:	/s/ Chun-Hsien Tsai
Name: Chun-Hsien Tsai
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release

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